Acquisition of Honey Birdette J U N E 2 9 , 2 0 2 1 © 2021 PLBY Group, Inc. All rights reserved.

2 A C Q U I S I T I O N O F H O N E Y B I R D E T T E Legal disclaimer This presentation (this “Presentation”) is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in PLBY Group, Inc. (“PLBY” or the “Company”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will PLBY or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. PLBY has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of PLBY or an investment in the Company. Viewers of this Presentation should each make their own evaluation of PLBY and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements  Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of PLBY’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of PLBY. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside PLBY’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the impact of COVID-19 pandemic on the Company’s business or acquired businesses; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s recent business combination (the “Business Combination”), recent acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the Business Combination, acquisitions, commercial collaborations and proposed transactions which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) litigation and regulatory enforcement risks, including changes in applicable laws or regulations, the diversion of management time and attention and the additional costs and demands on our resources; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (8) expectations regarding the Company’s strategies and future financial performance, including its projections, future business plans or objectives, prospective performance and opportunities and competitors, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives and pursue acquisition opportunities; (9) risks related to the organic and inorganic growth of the Company’s business and the timing of expected business milestones; and (10) other risks and uncertainties indicated in the Company’s documents filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that PLBY does not presently know or that PLBY currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PLBY’s expectations, plans or forecasts of future events and views as of the date of this Presentation. PLBY anticipates that subsequent events and developments will cause PLBY’s assessments to change. However, while PLBY may elect to update these forward-looking statements at some point in the future, PLBY specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing PLBY’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

3 A C Q U I S I T I O N O F H O N E Y B I R D E T T E Legal disclaimer (continued) Use of Projections  This Presentation contains projected financial information with respect to the Company and its proposed acquisition of Honey Birdette (Aust.) Pty Limited (“Honey Birdette”). Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Financial Information; Non-GAAP Financial Measures  The financial information, data and projections contained in this Presentation does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filings made by the Company with the SEC or any amendments thereto, and such differences may be material. Unless the context otherwise requires, all references in this Presentation to the “Company,” “we”, “us” or “our” refer to PLBY Group, Inc. and its consolidated subsidiaries following the Business Combination, which was completed on February 10, 2021. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). PLBY believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing PLBY’s and/or Honey Birdette’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in PLBY’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents historical non-GAAP financial measures in connection with GAAP results. You should review Honey Birdette’s reconciliation of Adjusted EBITDA to historical net income, the closest GAAP measure, which is included in this Presentation. No Offer or Solicitation   This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom. Trademarks   This Presentation contains trademarks, service marks, trade names and copyrights PLBY and other companies, which are the property of their respective owners.

A C Q U I S I T I O N O F H O N E Y B I R D E T T E 4 Honey Birdette is a disruptive luxury lingerie and lifestyle brand created for women, by women

A C Q U I S I T I O N O F H O N E Y B I R D E T T E Honey Birdette’s products inspire confidence & empowerment Built upon a high-growth, direct-to- consumer omni-channel model. 5

FY19 FY20 FY21E $34,967 $27,957 $29,585 $37,945 $22,706 $12,586 ecommerce retail 6 Source: Honey Birdette Management Note: Honey Birdette’s fiscal year ends June 30; all numbers are shown on a fiscal year, and not a calendar year, basis Note: All currency is stated in USD, AUD:USD conversion rate used is 0.76 Note: See slide 13 for a reconciliation of Honey Birdette’s 2021 estimated net income to Adjusted EBITDA Global Net Sales & Adjusted EBITDA FY21E Geographic Breakdown of Net Sales FY21E Retail Footprint by Geography 10% 24% 66% Australia United States United Kingdom 3 stores 7 stores 50 stores Australia United States United Kingdom A C Q U I S I T I O N O F H O N E Y B I R D E T T E A Global Brand with Significant U.S. Momentum Achieved over 30% Net Sales CAGR from FY19 to FY21E $42M $51M $73M adjusted EBITDA margin 18% 28% 38%

ACQUISITION OF HONEY BIRDETTE

An Affluent, Young and Highly-Engaged Consumer

Content and influencer-driven marketing drives efficient marketing for lingerie and lifestyle products

Who They Are

- More than 50% of Honey Birdette consumers are under 34
- Majority female, as well as many male consumers purchasing gifts

Age Breakdown


55+
13%
18-24
20%
45-54
17%
34-44
17%
26-34
32%

Gender Breakdown


Male
43%
Female
57%

How They Shop

- They are loyal: repeat purchases represent more than 60% of total Net Sales
- They are high spenders: lifetime revenue ("LTR") for repeat customers exceeds $760, average order value ("AOV") is ~2.5x more than Yandy
- They buy lingerie (~74% of total sales)
- They follow the brand: 80% of ecommerce traffic is organic, 1.1M Instagram followers

Source: Honey Birdette Management

7

PLBY GROUP

8 A C Q U I S I T I O N O F H O N E Y B I R D E T T E Expands PLBY Group DTC Portfolio in Sexual Wellness • Playboy is an iconic global brand with massive reach, perceived as an authority on sex, intimacy, and pleasure • Honey Birdette is a luxury brand with a loyal customer base that accelerates PLBY Group’s go-to-market strategy of private label product development and expands our owned- and-operated ecommerce footprint globally • Yandy brings strong direct-to-consumer (“DTC”) sales infrastructure and significant base of Sexual Wellness consumers • Lovers brings superior merchandising and efficient customer acquisition across an omni-channel platform

ACQUISITION OF HONEY BIRDETTE

Transaction Rationale

Rapidly Growing & Highly Profitable Global Brand

- Net Sales of $73M and EBITDA of $28M in FY21E, representing year-over-year growth of over 40% and over 95%, respectively
- Affluent, young and loyal customer base with big opportunity for accelerated expansion in U.S., Europe and Asia and in new product categories

Accelerates Sexual Wellness Product Development

- Superior design and private label product development capabilities support key category expansion for PLBY Group
- Quickens ability to bring Playboy-branded lingerie and women's lifestyle collections to market, leveraging shared infrastructure to target different consumer segments

Expands O&O Ecommerce Footprint Globally

- Honey Birdette global ecommerce sales growing at over 70% CAGR from FY19 to FY21E
- Expedites development of PLBY Group's international owned-and-operated infrastructure; Australian operation provides expanded PLBY Group foothold in Asia-Pacific region

Note: Honey Birdette's fiscal year ends June 30; all numbers are shown on a fiscal year, and not a calendar year, basis

9

PLBY GROUP

ACQUISITION OF HONEY BIRDETTE

Transaction Overview

Transaction Details

- **Purchase Price:** Approximately $333 million[1]
- **Consideration:** $238 million cash funded from existing cash on balance sheet and $95 million PLBY Group stock (2.2 million shares)
- **Timing:** Transaction expected to close in Q3 2021

Pro Forma Shares Outstanding

	Shares[2]
Shares Outstanding as of May 12, 2021	33,808,956
Shares Issued on June 14, 2021 from Public Offering	4,720,000
Estimated Shares to Acquire Honey Birdette at Closing	2,215,062
Estimated Pro-Forma Outstanding at Closing	**40,744,018**

1) Final purchase price at closing will be 12x Adjusted EBITDA for the 12 months ended June 30, 2021 and will be paid in AUD. Current estimate assumes AUD:USD conversion rate of 0.76
2) There are an additional 9.9 million shares of common stock reserved for future issuance pursuant to the Company's equity incentive plans

10

PLBY GROUP

1 1 A C Q U I S I T I O N O F H O N E Y B I R D E T T E Revenue by Region 49% 15%US China18% Other 17% Australia Digital Subs 8% Licensing 22% Direct-to-Consumer 70% Revenue by Type Over $280 million Pro Forma 2021E Revenue and 40% y/y Growth PLBY Group: High-Growth, Global & DTC-Focused Note: Pro Forma 2021E Revenue assumes 12 months of revenue contribution from Honey Birdette

1 2 Appendix

ACQUISITION OF HONEY BIRDETTE

Honey Birdette Reconciliation of Estimated 2021 Net Income to Adjusted EBITDA[1]

($000s; unaudited)		FY21E (USD)[2]
Net Income	**$**	**18,859**
Income Tax	$	6,886
Depreciation and Amortization	$	6,205
Interest Expense, net	$	572
EBITDA	**$**	**32,522**
Adjustments		
Non-Recurring Items	$	87
IFRS 16 Reversal[3]	$	(5,035)
Non-Operating Expenses	$	182
Transaction Expenses	$	57
Adjusted EBITDA	**$**	**27,813**

1) Honey Birdette's 2021 fiscal year ends as of June 30, 2021, and its actual results are expected to be reported following the closing of the acquisition
2) Honey Birdette's financial results are determined in Australian dollars pursuant to Australian IFRS accounting standards. The estimated results presented here have not been reconciled to US GAAP and reflect a conversion rate of AUD: USD of 0.76
3) Represents change in lease accounting standard

13

PLBY GROUP